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                                  EXHIBIT 21.1

                                 SUBSIDIARY LIST

Perimeter Ford, Inc.
dba World Ford Sandy Springs
Delaware corporation

Jim Tidwell Ford, Inc.
dba Jim Tidwell's World Ford
Delaware corporation

GPI Atlanta-T, Inc.
dba World Toyota
dba World Toyota Collision and Glass Center dba World Scion
Delaware corporation

GPI Atlanta-FLM, Inc.
dba World Lincoln-Mercury Snellville
Delaware corporation

GPI Atlanta-FLM II, Inc.
dba World Lincoln Mercury Alpharetta
Delaware corporation

GPI Atlanta-F, Inc.
dba World Ford Stone Mountain
Georgia corporation

Harvey-T, Inc.
Delaware corporation

Harvey Ford, LLC
dba Don Bohn Ford
dba Don Bohn Used Cars
Delaware limited liability company

Harvey GM, LLC
dba Don Bohn Buick, Pontiac GMC
dba Don Bohn Used Cars
Delaware limited liability company

Harvey Operations-T, LLC
dba Bohn Brothers Toyota
dba Bohn Brothers Scion
Delaware limited liability company

Harvey-FLM, LLC
dba Don Bohn Lincoln Mercury
Delaware limited liability company

Harvey-SM, LLC
dba Don Bohn Mitsubishi
Delaware limited liability company

                                  Page 1 of 10

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Bohn-DC, LLC
dba Don Bohn Dodge
Delaware limited liability company

Bohn-FII, LLC
dba Bohn Ford
Delaware limited liability company

Bohn-FIII, LLC
Delaware limited liability company

Bohn Holdings-F, Inc.
Delaware corporation

Bohn Holdings-GM, Inc.
Delaware corporation

Bohn Holdings-DC, Inc.
Delaware corporation

Bohn Holdings-S, Inc.
Delaware corporation

NJ-DM, Inc.
dba David Michael Motor Cars of Freehold
Delaware corporation

NJ-H, Inc.
dba David Michael Honda of Freehold
Delaware corporation

NJ-SV, Inc.
dba David Michael Volkswagen of Freehold
Delaware corporation

Koons Ford, LLC
dba World Ford Pembroke Pines
Delaware limited liability company

Courtesy Ford, LLC
dba World Ford Kendall
Delaware limited liability company

Key Ford, LLC
dba World Ford Pensacola
Delaware limited liability company

Gulf Breeze Ford, LLC
dba Gulf Breeze Ford
Delaware limited liability company

Bob Howard Chevrolet, Inc.
dba Bob Howard Subaru
dba Bob Howard Chevrolet-Geo
dba Howard Chevrolet
Oklahoma corporation

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Bob Howard Dodge, Inc.
Oklahoma corporation

Bob Howard Motors, Inc.
dba Bob Howard Toyota
dba Bob Howard Scion
Oklahoma corporation

Bob Howard Nissan, Inc.
Oklahoma corporation

Howard Pontiac-GMC, Inc.
dba Bob Howard Automall
Oklahoma corporation

Howard-DC, Inc.
dba Bob Howard Jeep Eagle
Delaware corporation

Howard-GM, Inc.
dba Bob Howard Pontiac
dba Bob Howard GMC Truck
Delaware corporation

Howard-GM II, Inc.
dba John Smicklas Chevrolet
Delaware corporation

Howard-H, Inc.
dba Bob Howard Honda
Delaware corporation

Howard-HA, Inc.
dba Bob Howard Acura
Delaware corporation

Howard-SI, Inc.
dba Bob Howard Isuzu
Delaware corporation

Bob Howard Automotive-East, Inc.
dba South Pointe Chevrolet
Oklahoma corporation

Howard-DCII, Inc.
dba Crown Jeep
dba Bob Howard Crown Jeep
Delaware corporation

Howard-GMIII, Inc.
dba Crown Buick
dba Bob Howard Crown Buick
dba Crown Autoworld
Delaware corporation

                                  Page 3 of 10

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Howard-SB, Inc.
dba Crown BMW
Delaware corporation

Howard Ford, Inc.
dba Bob Howard Lincoln Mercury
dba Bob Howard Downtown Lincoln Mercury
dba Bob Howard Downtown Ford
Delaware corporation

Howard-FLM, Inc.
dba Bob Howard Lincoln Mercury of Edmond
Delaware corporation

Casa Chevrolet Inc.
dba Casa Chevrolet at Lomas & Louisiana
New Mexico corporation

Casa Chrysler Plymouth Jeep Inc.
dba Casa Chrysler Jeep on the Westside
New Mexico corporation

Sunshine Buick Pontiac GMC Truck, Inc.
dba Casa Buick Pontiac GMC on San Mateo
New Mexico corporation

Chaperral Dodge, Ltd.
dba Dallas Dodge Chrysler Jeep
Texas limited partnership

Kutz-N, Ltd.
dba Courtesy Nissan
Texas limited partnership

Luby Chevrolet Co.
Delaware corporation

Maxwell Chrysler Dodge Jeep, Ltd.
dba Maxwell Superstore
Texas limited partnership

Prestige Chrysler Northwest, Ltd.
dba Maxwell Dodge
dba Maxwell Automotive Group
dba Maxwell Dodge Supercenter
Texas limited partnership

Prestige Chrysler South, Ltd.
dba Maxwell Chrysler  South
dba Maxwell South
Texas limited partnership

Maxwell Ford, Ltd.
dba Maxwell Ford
Texas limited partnership

                                  Page 4 of 10

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Maxwell-NII, Ltd.
dba Maxwell Nissan Round Rock
Texas limited partnership

Maxwell-SM, Ltd.
dba Maxwell Mitsubishi North
Texas limited partnership

Maxwell-N, Ltd.
dba Maxwell Nissan North
Texas limited partnership

Maxwell-GMII, Ltd
dba Freedom Chevrolet
Texas limited partnership

McCall-H, Ltd.
dba Sterling McCall Honda of Kingwood
dba Sterling McCall Honda
Texas limited partnership

McCall-HA, Ltd.
dba Sterling McCall Acura
Texas limited partnership

McCall-N, Ltd.
dba Sterling McCall Nissan
Texas limited partnership

McCall-T, Ltd.
dba Sterling McCall Toyota
dba Sterling McCall Scion
Texas limited partnership

McCall-TII, Ltd.
dba Sterling McCall Toyota-Fort Bend
Texas limited partnership

McCall-TL, Ltd.
dba Sterling McCall Lexus
dba Lexus of Clear Lake
Texas limited partnership

Amarillo Motors-C, Ltd.
dba Gene Messer Cadillac
dba Gene Messer Mitsubishi
Texas limited partnership

Amarillo Motors-F, Ltd.
dba Gene Messer Ford of Amarillo
dba Gene Messer Mazda
dba Gene Messer Ford, Lincoln Mercury and Mazda of Amarillo dba Gene Messer Ford Lincoln Mercury
Texas limited partnership

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Amarillo Motors-J, Ltd.
dba Gene Messer Jeep
dba Gene Messer Chrysler-Plymouth
dba Gene Messer Chrysler-Plymouth Jeep
Texas limited partnership

Amarillo Motors-SM, Ltd.
dba Gene Messer Mitsubishi of Amarillo
Texas limited partnership

Lubbock Motors-GM, Ltd.
dba Shamrock Chevrolet
Texas limited partnership

Lubbock Motors, Ltd.
dba The Credit Connection
dba The Credit Connection of Amarillo
Texas limited partnership

Lubbock Motors-F, Ltd.
dba Gene Messer Ford
dba The Credit Connection
dba Gene Messer Value Lot
dba Gene Messer Vale Lot Wolfforth
Texas limited partnership

Lubbock Motors-S, Ltd.
dba Gene Messer Mitsubishi
dba Gene Messer Volkswagen
Texas limited partnership

Lubbock Motors-SH, Ltd.
dba Gene Messer Hyundai
dba Gene Messer Kia
Texas limited partnership

Lubbock Motors-T, Ltd.
dba Gene Messer Toyota
Texas limited partnership
Rockwall Automotive-DCD, Ltd.
dba Rockwall Dodge
Texas limited partnership

Rockwall Automotive-F, Ltd.
dba Rockwall Ford-Mercury
Texas limited partnership

Miller Automotive Group, Inc.
California corporation

Miller Family Company, Inc.
dba Miller Honda - Van Nuys
California corporation

Miller Infiniti, Inc.
California corporation

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Miller Imports, Inc.
dba Miller Mitsubishi
California corporation

Miller Nissan, Inc.
dba Miller Nissan - Van Nuys
California corporation

Millbro, Inc.
dba Miller Honda of Culver City
California corporation

FMM, Inc.
dba Miller Toyota
dba Miller Scion
California corporation

Miller-NII, Inc.
dba Miller Nissan - Woodland Hills
Delaware corporation

Mike Smith Autoplex, Inc.
dba Mike Smith Dodge
dba Mike Smith Autoplex Mercedes Benz
dba Mike Smith Autoplex - German Imports, Inc.
dba Mike Smith Motors
dba Mike Smith Cadillac
dba Mike Smith Pontiac
dba Mike Smith GMC Truck
dba Mike Smith Autoplex Buick
Texas corporation

Mike Smith Autoplaza, Inc.
dba Mike Smith Nissan
dba Mike Smith Mitsubishi
dba Mike Smith Honda
dba BMW of Beaumont
dba Mike Smith BMW
Texas corporation

Mike Smith Automotive-H, Inc.
Delaware corporation

Mike Smith Automotive-N, Inc.
Texas corporation

Mike Smith Autoplex Buick, Inc.
Texas corporation

Mike Smith Autoplex Dodge, Inc.
dba Mike Smith Dodge
Texas corporation

Mike Smith GM, Inc.
Delaware corporation

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Mike Smith Autoplex-German Imports, Inc.
Texas corporation

Mike Smith Imports, Inc.
Texas corporation

Mike Smith Motors, Inc.
Texas corporation

Ira Automotive Group, LLC
Delaware limited liability company

Danvers-DCII, Inc.
dba Ira Dodge-Medford
Delaware corporation

Danvers-DCIII, Inc.
dba Ira Dodge-Lowell
dba Ira Chrysler Jeep Dodge
Delaware corporation

Danvers-S, Inc.
dba Ira Mazda-Isuzu
dba Ira Porsche-Audi
Delaware corporation

Danvers-SU, Inc.
dba Ira Subaru
Delaware corporation

Danvers-T, Inc.
dba Ira Toyota
Delaware corporation

Danvers-TII, Inc.
dba Ira Toyota II
Delaware corporation

Danvers-TIII, Inc.
dba Ira Toyota III
Delaware corporation

Danvers-TL, Inc.
dba Ira Lexus
Delaware corporation

Danvers-N, Inc.
dba Ira Nissan Tewksbury
Delaware corporation

Danvers-NII, Inc.
dba Ira Nissan Woburn
Delaware corporation

Group 1 Associates, Inc.
Delaware corporation

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Group 1 Realty, Inc.
Delaware corporation

Group 1 FL Holdings, Inc.
Delaware corporation

Delaware Acquisition-GM, LLC
Delaware limited liability company

Delaware Acquisition-F, LLC
Delaware limited liability company

Delaware Acquisition-DC, LLC
Delaware limited liability company

Delaware Acquisition-T, LLC
Delaware limited liability company

Delaware Acquisition-N, LLC
Delaware limited liability company

Group 1 Holdings-DC, LLC
Delaware limited liability company

Group 1 Holdings-F, LLC
Delaware limited liability company

Group 1 Holdings-GM, LLC.
Delaware limited liability company

Group 1 Holdings-H, LLC.
Delaware limited liability company

Group 1 Holdings-N, LLC.
Delaware limited liability company

Group 1 Holdings-S, LLC.
Delaware limited liability company

Group 1 Holdings-T, LLC
Delaware limited liability company

Group 1 LP Interests-DC, Inc.
Delaware corporation

Group 1 LP Interests-F, Inc.
Delaware corporation

Group 1 LP Interests-GM, Inc.
Delaware corporation

Group 1 LP Interests-H, Inc.
Delaware corporation

Group 1 LP Interests-N, Inc.
Delaware corporation

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Group 1 LP Interests-S, Inc.
Delaware corporation
Group 1 LP Interests-T, Inc.
Delaware corporation

GPI Ltd.
Texas limited partnership

Group 1 Automotive Reinsurance, Ltd.
Nevis Island corporation

Group 1 Automotive Reinsurance TWO, Ltd.
Nevis Island corporation